                                   EXHIBIT 21
                                   ----------
                        FIFTH THIRD BANCORP SUBSIDIARIES

                                                             Jurisdiction
                                                                  of
Name                                                         Incorporation
----                                                         -------------

Fifth Third Bank                                                  Ohio

         The Fifth Third Company                                  Ohio

         The Fifth Third Leasing Company                          Ohio

             Fifth Third Auto Leasing Trust                       Delaware

         Fifth Third Insurance Agency, Inc.                       Ohio

         Midwest Payment Systems, Inc.                            Ohio

         Fifth Third International Company                        Kentucky

             Fifth Third Trade Services Limited                   Hong Kong

         Fifth Third Real Estate Capital Markets Co.              Ohio

Fifth Third Bank, Kentucky, Inc.                                  Kentucky

Fifth Third Bank, Northern Kentucky, Inc.                         Kentucky

Fifth Third Bank, Central Ohio                                    Ohio

         Fidelity Calvin Corporation                              Ohio

         American Home Foundation                                 Ohio

Fifth Third Bank, Northwestern Ohio, National Association         Federal

         Fifth Third Mortgage Insurance/Reinsurance Company       Vermont

Fifth Third Bank, Ohio Valley                                     Ohio

Fifth Third Bank, Western Ohio                                    Ohio

         Fifth Third Mortgage Company                             Ohio

            Fifth Third Real Estate Investment Trust, Inc.        Maryland

         CF Property Management Company                           Ohio

                                   EXHIBIT 21
                                   ----------

                        FIFTH THIRD BANCORP SUBSIDIARIES

                                                                   Jurisdiction
                                                                        of
Name                                                               Incorporation
----                                                               -------------

Fifth Third Bank, Indiana                                             Indiana

         Peoples Building Corporation                                 Indiana

         PIC Limited                                                  Bermuda

Fifth Third Bank, Southwest, F.S.B.                                   Federal

         Calvin Securities, Incorporated                              Arizona

Fifth Third Bank, Florida                                             Florida

Civitas Bank                                                          Michigan

         Civitas Leasing, Inc.                                        Kentucky

         Community Financial Services, Inc.                           Indiana

             Pecor Investments 1994 XXLP                              Indiana

         Wedgewood Partners, Inc.                                     Missouri

         Civitas Insurance                                            Indiana

CNB Capital Trust I                                                   Indiana

Fifth Third Securities, Inc                                           Ohio

IBI and Associates                                                    Indiana

Fifth Third Community Development Company                             Indiana

Fifth Third Investment Company                                        Ohio

Fountain Square Insurance Company                                     Arizona

                                   EXHIBIT 21
                                   ----------

                        FIFTH THIRD BANCORP SUBSIDIARIES

                                                                   Jurisdiction
                                                                        of
Name                                                               Incorporation
----                                                               -------------
Heartland Capital Management, Inc.                                    Indiana

State Savings Mortgage Company                                        Arizona

Calvin Hotel Co.                                                      Arizona